                                                                   EXHIBIT 10.27






                  TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC
                          2000 LONG TERM INCENTIVE PLAN

                  TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC
                          2000 LONG TERM INCENTIVE PLAN

         WHEREAS, Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company ("TEPPCO"), desires to establish the Texas Eastern Products Pipeline Company, LLC 2000 Long Term Incentive Plan (the "Plan") for certain key employees so as to offer them a further incentive to increase TEPPCO's earnings.

         WHEREAS, it is intended that the Plan shall constitute a bonus program within the meaning of Department of Labor Regulation section 2510.3-2(c) that is exempt from coverage under the Employee Retirement Income Security Act of 1974, as amended;

         NOW, THEREFORE, Texas Eastern Products Pipeline Company, LLC adopts the Plan as follows:

                  TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC
                          2000 LONG TERM INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                                           Section
                                                                                                           -------
ARTICLE I - PLAN PURPOSE AND TERM

         Purpose.............................................................................................1.1
         Term of Plan........................................................................................1.2

ARTICLE II - DEFINITIONS

         Affiliate...........................................................................................2.1
         Average Asset Base .................................................................................2.2
         Award...............................................................................................2.3
         Award Agreement.....................................................................................2.4
         Benchmark...........................................................................................2.5
         Board...............................................................................................2.6
         Cause...............................................................................................2.7
         Change in Control...................................................................................2.8
         Code................................................................................................2.9
         Committee...........................................................................................2.10
         Disability..........................................................................................2.11
         EBITDA..............................................................................................2.12
         Economic Value Added................................................................................2.13
         Employee............................................................................................2.14
         Fair Market Value...................................................................................2.15
         GAAP................................................................................................2.16
         Grantee.............................................................................................2.17
         Long Term Incentive Unit............................................................................2.18
         Partnership.........................................................................................2.19
         Performance Period..................................................................................2.20
         Plan................................................................................................2.21
         Retirement..........................................................................................2.22
         Separation From Service.............................................................................2.23
         Spouse..............................................................................................2.24
         TEPPCO..............................................................................................2.25
         TEPPCO's Cost of Capital............................................................................2.26
         Unit................................................................................................2.27
         Vested Interest.....................................................................................2.28
         Years of Service....................................................................................2.29

ARTICLE III - AWARDS

         Granting of Awards..................................................................................3.1
         Terms of Awards.....................................................................................3.2
         Special Ledger......................................................................................3.3

ARTICLE IV - CALCULATION AND PAYMENT OF BENEFITS

         Periodic Payments...................................................................................4.1
         Terminal Value Payments.............................................................................4.2
         Change in Control...................................................................................4.3
         Form of Payment Under an Award......................................................................4.4
         No Interest on Award................................................................................4.5
         Payment(s) on Death of Grantee......................................................................4.6
         Forfeiture for Cause................................................................................4.7
         Adjustments Due to Changes in the Partnership's or TEPPCO's Capital Structure.......................4.8

ARTICLE V - ADMINISTRATION

         General.............................................................................................5.1
         Powers of Committee.................................................................................5.2
         Committee Discretion................................................................................5.3
         Disqualification of Committee Member................................................................5.4

ARTICLE VI - AMENDMENT OR TERMINATION OF PLAN


ARTICLE VII - FUNDING

         Payments Under the Plan Are the Obligation of TEPPCO................................................7.1
         Grantees Must Rely Solely on the General Credit of TEPPCO...........................................7.2
         Unfunded Arrangement................................................................................7.3

ARTICLE VIII - MISCELLANEOUS

         No Employment Obligation............................................................................8.1
         Tax Withholding.....................................................................................8.2
         Indemnification of the Committee....................................................................8.3
         Gender and Number...................................................................................8.4
         Headings............................................................................................8.5
         Other Compensation Plans............................................................................8.6
         Rights of Company and Affiliates....................................................................8.7
         Nonalienation of Benefits...........................................................................8.8
         No Rights as an Owner...............................................................................8.9
         Governing Law.......................................................................................8.10

                                   ARTICLE I

                              PLAN PURPOSE AND TERM

         1.1 PURPOSE. The Plan is intended to provide those persons who have substantial responsibility for the management and growth of TEPPCO with additional incentives to increase TEPPCO's earnings.

         1.2 TERM OF PLAN. The Plan is effective January 1, 2000. No awards shall be granted under the Plan after December 31, 2009.

                                   ARTICLE II

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1 "AFFILIATE" means an entity that is treated as a single employer together with TEPPCO for certain employee benefit purposes under section 414 of the Code.

         2.2 "AVERAGE ASSET BASE" means the quarterly average, during the Performance Period, of TEPPCO's gross property, plant and equipment, plus (a) products linefill, (b) crude linefill, (c) goodwill, (d) maintenance capital, and (e) expansion capital, minus retired capital.

         2.3 "AWARD" means a bonus opportunity granted under the Plan.

         2.4 "AWARD AGREEMENT " means the written agreement between TEPPCO and a Grantee that sets forth the terms of an Award.

         2.5 "BENCHMARK" means the figure specified in an Award Agreement as the baseline for purposes of determining whether there has been improvement in the economic performance of TEPPCO. The Benchmark shall be the Economic Value Added for the three-year period immediately preceding the Performance Period, as determined by the Committee (calculated as if the references to "Performance Period" in the definitions of "Economic Value Added", "Average Asset Base" and "TEPPCO's Cost of Capital" were references to the three-year period immediately preceding the applicable Performance Period).

          2.6 "BOARD" means the board of directors of TEPPCO.

         2.7 "CAUSE" means (a) the willful and continued failure by the Grantee to substantially perform his duties with TEPPCO or its Affiliates (other than such failure resulting from his incapacity due to physical or mental illness) after demand for substantial performance is delivered to him by TEPPCO which specifically identifies the manner in which TEPPCO believes the Grantee has not substantially performed his duties; (b) the willful engaging by the Grantee in gross misconduct materially and demonstrably injurious to the property or business of TEPPCO or any of its Affiliates; or (c) the willful material violation of any TEPPCO policies regarding the protection of confidential and/or proprietary information or the material violation of any non-compete agreement between the Grantee and TEPPCO. For purposes of this definition, no act or failure to act on the Grantee's part will be considered willful unless done or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interests of TEPPCO or its Affiliates or not opposed to the interests of TEPPCO or its Affiliates.

         2.8 "CHANGE IN CONTROL" means:

                  (i) any person becomes the beneficial owner, directly or in- directly, of securities of the Partnership representing 66 K percent or more of the Partnership's then outstanding Units; or

                  (ii) any person becomes the beneficial owner, directly or indirectly, of 50 percent or more of the Units and TEPPCO delivers notice of withdrawal or is otherwise removed as the general partner of the Partnership; or

                  (iii) the merger or consolidation of the Partnership with one or more corporations, business trusts, common law trusts or unincorporated businesses, including, without limitation, a general partnership, a limited partnership or a limited liability company, pursuant to a written agreement of merger or consolidation in accordance with Article 16 of the Second Amended and Restated Agreement of Limited Partnership of TEPPCO Partners, L.P., dated November 30, 1998, as it may be amended from time to time, and TEPPCO delivers notice of withdrawal or is otherwise removed as the general partner of the Partnership; or

                  (iv) any person is or becomes the beneficial owner, directly or indirectly, of securities of TEPPCO representing more than 50 percent of the combined voting power of TEPPCO's then outstanding voting securities; or

                  (v) all or substantially all of the assets and business of TEPPCO, the Partnership, TE Products Pipeline Company, Limited Partnership or TCTM, L.P. are sold, transferred or assigned to, or otherwise acquired by, any person or persons; or

                  (vi) the dissolution or liquidation of the Partnership, TE Products Pipeline Company, Limited Partnership, TCTM, L.P. or TEPPCO; or

                  (vii) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of TEPPCO, the Partnership or TE Products Pipeline Company, Limited Partnership or TCTM, L.P.

         For purposes of this definition, the term "beneficial owner" shall have the meaning set forth in Section 13(d) of the Securities Exchange Act of 1934, as amended, and in the regulations promulgated thereunder. The term "person" shall mean an individual, corporation, partnership, trust, unincorporated organization, association or other entity provided that the term "person" shall not include (a) Duke Energy Corporation ("Duke"), (b) any affiliate of Duke, or (c) any employee benefit plan maintained by Duke or any affiliate of Duke. For purposes of this definition, the term "affiliate" or "affiliates" shall mean when used with respect to a specified person or entity, any other person or entity directly or indirectly controlled by, controlling, or under direct or indirect common control with the specified person or entity. For the purpose of this definition, "control" or "controlled" when used with respect to any specified person or entity means the power to direct the management and policies of that person or entity whether through the ownership of voting securities, membership interest or by contract.

         2.9 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.10 "COMMITTEE" means members of the Compensation Committee of the Board.

         2.11 "DISABILITY" means the Separation From Service of a Grantee due to a medically determinable mental or physical impairment which shall prevent the Grantee from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months and which (a) was not contracted, suffered or incurred while the Grantee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from addiction to narcotics; (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Grantee receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

         2.12 "EBITDA" means TEPPCO's earnings before interest income and expense, income taxes, depreciation and amortization as presented in TEPPCO's financial statements prepared in accordance with GAAP, except that for purposes of the Plan, in its discretion the Committee may exclude gains or losses from extraordinary, unusual or non-recurring items.

         2.13 "ECONOMIC VALUE ADDED" means the average annual EBITDA for the Performance Period minus the product of Average Asset Base and TEPPCO's Cost of Capital for such Performance Period.

         2.14 "EMPLOYEE" means a person who is employed by TEPPCO as a common law employee.

         2.15 "FAIR MARKET VALUE" means the average of the closing prices of a Unit as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System over the ten consecutive trading days immediately preceding the last day of the Performance Period.

         2.16 "GAAP" means United States of America generally accepted accounting principles, consistently applied, or, when none apply, other sound accounting methodology as determined by the Committee.

         2.17 "GRANTEE" means an Employee who has been granted an Award under the Plan.

         2.18 "LONG TERM INCENTIVE UNIT" means an interest that is awarded under the Plan pursuant to an Award Agreement solely for the purpose of measuring and defining the incentive compensation payable under the Plan.

         2.19 "PARTNERSHIP" means TEPPCO Partners, L.P., a Delaware limited partnership.

         2.20 "PERFORMANCE PERIOD" means the three-year period of time that commences on the date effective as of which the Award is granted, or such shorter period of time as the Committee specifies in the Award Agreement.

         2.21 "PLAN" means the Texas Eastern Products Pipeline Company, LLC 2000 Long Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

         2.22 "RETIREMENT" means the Separation From Service of a Grantee after his attaining the age of 55 and completing five Years of Service.

         2.23 "SEPARATION FROM SERVICE" means the termination of the employment relationship between the Grantee and TEPPCO and all Affiliates.

         2.24 "SPOUSE" means the person to whom the Grantee is married under local law.

         2.25 "TEPPCO" means Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company.

         2.26 "TEPPCO'S COST OF CAPITAL" means the weighted average cost of TEPPCO's accumulated long and short-term debt for the Performance Period.

         2.27 "UNIT" means a limited partnership unit in the Partnership.

         2.28 "VESTED INTEREST" means a Grantee's nonforfeitable interest in his Award determined under the terms of his Award Agreement.

         2.29 "YEARS OF SERVICE" means years of service for which a Grantee is granted credit for vesting purposes under a retirement plan maintained by TEPPCO which is intended to qualify under section 401(a) of the Code.

                                  ARTICLE III

                                     AWARDS

         3.1 GRANTING OF AWARDS. The Committee may grant to those officers and other key employees of TEPPCO as it shall determine Awards under the terms and conditions of the Plan.

         3.2 TERMS OF AWARDS. The terms of each Award shall be specified in an Award Agreement. An Award Agreement shall specify (a) the number of Long Term Incentive Units subject to the Award, (b) the effective date of the Award, (c) the vesting provisions that shall apply for purposes of determining the Grantee's Vested Interest applicable to the Award (which shall be based upon a specified increase in the Economic Value Added over a Benchmark), (d) the Benchmark applicable to the Award, and (e) any other provisions that the Committee deems appropriate.

         3.3 SPECIAL LEDGER. The Committee shall establish or cause to be established an appropriate record that will reflect the name of each Grantee and all other information necessary to properly reflect each Grantee's Awards made by the Committee.



                                     III-1

                                   ARTICLE IV

                       CALCULATION AND PAYMENT OF BENEFITS

         4.1 PERIODIC PAYMENTS. Each time a cash distribution is paid to a Unit owner during the Performance Period for which an Award was granted to a Grantee, TEPPCO shall pay to the Grantee, if the Grantee is then an Employee, an amount equal to the product of the number of Long Term Incentive Units granted under the Award and the amount of the cash distribution paid per Unit by the Partnership.

         4.2 TERMINAL VALUE PAYMENTS. Except as otherwise specified in an Award Agreement pursuant to Section 4.3, as soon as administratively practicable after the end of the Performance Period, the Committee shall determine the amount of Economic Value Added during the Performance Period. Then, unless the Grantee has incurred a Separation From Service during the Performance Period due to his resignation (other than as a result of his death, Disability or Retirement) or due to the termination of his employment by TEPPCO for Cause, the Committee shall determine the amount of a Grantee's Vested Interest in his Award granted for the Performance Period. If the Grantee is an Employee on the last day of the Performance Period, as soon as administratively practicable after the Performance Period, subject to the following provisions of this Section 4.2, TEPPCO shall pay the Grantee an amount equal to the product of (A), (B) and (C) where (A) is Grantee's Vested Interest in his Award, (B) is the number of the Grantee's Long Term Incentive Units granted under his Award, and (C) is the Fair Market Value of a Unit. If the Grantee incurs a Separation From Service during the Performance Period as a result of his death, Disability or Retirement, then as soon as administratively practicable after the Performance Period, subject to the following provisions of this Section 4.2, TEPPCO shall pay to the Grantee (or in the event of the Grantee's death, his Spouse or estate, as applicable) an amount equal to the product of the amount determined under the preceding sentence and a fraction, the numerator of which is the number of days that have elapsed during the Performance Period prior to the Grantee's Separation From Service and the denominator of which is the number of days in the Performance Period. Except as expressly provided otherwise in an Award Agreement, if TEPPCO does not have sufficient funds to satisfy its obligations under an Award immediately after the expiration of the applicable Performance Period, TEPPCO shall pay to the Grantee amounts due under this Section 4.2 if, as and when TEPPCO has sufficient funds to make payments under the Award. Except as expressly provided otherwise in an Award Agreement, TEPPCO shall not be obligated to borrow funds or use borrowed funds to satisfy its obligations under this Section 4.2.

         4.3 CHANGE IN CONTROL. The Committee may specify in an Award Agreement the effect of a Change in Control on an Award.

         4.4 FORM OF PAYMENT UNDER AN AWARD. All payments under Awards shall be in the form of cash.

         4.5 NO INTEREST ON AWARD. No interest shall be credited with respect to any Award or any payment under an Award.

         4.6 PAYMENT(s) ON DEATH OF GRANTEE. Upon the death of a Grantee before he has been paid his entire benefits under his Award, his benefits under his Award shall be paid to the Grantee's Spouse if the Spouse survives the Grantee, or to the Grantee's estate if the Grantee's Spouse does not survive the Grantee. Any payment under this Section 4.6 shall be made at the same time the payment would have been made to the Grantee if he had been alive.

         4.7 FORFEITURE FOR CAUSE. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that a Grantee was discharged from the employ of TEPPCO or an Affiliate for Cause, the Grantee shall forfeit all outstanding Awards. The decision of the Committee as to the cause of the Grantee's discharge shall be final. No decision of the Committee shall affect the finality of the discharge of the Grantee.

         4.8 ADJUSTMENTS DUE TO CHANGES IN THE PARTNERSHIP'S OR TEPPCO'S CAPITAL STRUCTURE. If the Partnership shall effect a subdivision or consolidation of Units or other capital readjustment, or other increase or reduction of the number of Units outstanding, without receiving compensation for it in money, services or property, then the number of Long Term Incentive Units subject to outstanding Awards under the Plan shall be appropriately adjusted by the Committee in such a manner as to entitle a Grantee to receive the equivalent compensation he would have received under the Award had there been no event requiring the adjustment.

         If while Awards remain outstanding under the Plan (a) the Partnership or TEPPCO shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Partnership or TEPPCO immediately prior to such merger, consolidation or other reorganization), (b) the Partnership or TEPPCO sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Partnership or TEPPCO), (c) the Partnership or TEPPCO is to be dissolved, or (d) the Partnership or TEPPCO is a party to any other corporate transaction (as defined under Section 424(a) of the Code and applicable Department of Treasury Regulations) that is not described in clauses
(a), (b) or (c) of this sentence (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Award Agreement, no later than ten days after the approval by the Partnership or TEPPCO of such Corporate Change, the Board, acting in its sole and absolute discretion without the consent or approval of any Grantee, may accelerate the expiration of the Performance Period and/or make such other adjustments to an Award then outstanding as the Board deems appropriate to reflect such Corporate Change.

                                   ARTICLE V

                                 ADMINISTRATION

         5.1 GENERAL. The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.

         5.2 POWERS OF COMMITTEE. The Committee shall have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all the powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

         (a) to make rules, regulations and administrative guidelines for the administration of the Plan;

         (b) to construe all terms, provisions, conditions and limitations of the Plan;

         (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

         (d) to determine all controversies relating to the administration of the Plan, including but not limited to:

                  (1) differences of opinion arising between TEPPCO and a Grantee; and

                  (2) any question it deems advisable to determine in order to promote the uniform administration of the Plan for the benefit of all parties at interest;

         (e) to determine the Employees who shall participate in the Plan from time to time;

         (f) to determine the number of Long Term Incentive Units to be awarded to each Grantee; and

         (g) to determine the terms and conditions, if any, not inconsistent with the terms of the Plan that are to be placed upon the Award or Awards given to a particular Grantee.

         5.3 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under the Plan or in making any determination under the Plan shall perform or refrain from performing those acts in its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decisions shall never be subject to de novo review, but instead shall only be overturned if found to be arbitrary or capricious by an arbitrator or a court of law.

         5.4 DISQUALIFICATION OF COMMITTEE MEMBER. A member of the Committee shall not vote or act on any Plan matter relating solely to himself.

                                   ARTICLE VI

                        AMENDMENT OR TERMINATION OF PLAN

         The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion. However, no amendment or termination of the Plan may, without the consent of a Grantee, reduce the Grantee's right to a payment under the Plan that he is entitled to receive under the terms of the Plan in effect prior to the amendment or termination.

                                   ARTICLE VII

                                     FUNDING

         7.1 PAYMENTS UNDER THE PLAN ARE THE OBLIGATION OF TEPPCO. Benefits due under the Plan will be paid by TEPPCO.

         7.2 GRANTEES MUST RELY SOLELY ON THE GENERAL CREDIT OF TEPPCO. The Plan is only a general corporate commitment of TEPPCO and each Grantee must rely solely upon the general credit of TEPPCO for the fulfillment of its obligations hereunder. Under all circumstances the rights of the Grantee to any asset held by TEPPCO will be no greater than the rights expressed in the Plan. Nothing contained in the Plan or an Award will constitute a guarantee by TEPPCO that the assets of TEPPCO will be sufficient to pay any benefits under the Plan or would place the Grantee in a secured position ahead of general creditors of TEPPCO; the Grantees are only unsecured creditors of TEPPCO with respect to their Plan benefits and the Plan constitutes a mere promise by TEPPCO to make benefit payments in the future. No specific assets of TEPPCO have been or will be set aside, or will be pledged in any way for the performance of TEPPCO's obligations under the Plan which would remove such assets from being subject to the general creditors of TEPPCO.

         7.3 UNFUNDED ARRANGEMENT. It is intended that the Plan shall be unfunded for tax purposes and for purposes of Title of the Employee Retirement Income Security Act of 1974, as amended.



                                     VII-1

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 NO EMPLOYMENT OBLIGATION. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon TEPPCO or any Affiliate any obligation to employ or continue to employ the Grantee. The right of TEPPCO or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him.

         8.2 TAX WITHHOLDING. TEPPCO shall be entitled to deduct from the Award or other compensation payable to each Grantee any sums required by federal, state, or local tax law to be withheld with respect to payments under an Award.

         8.3 INDEMNIFICATION OF THE COMMITTEE. TEPPCO shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from TEPPCO for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to TEPPCO itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, he shall have offered TEPPCO, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract, or otherwise.

         8.4 GENDER AND NUMBER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

         8.5 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         8.6 OTHER COMPENSATION PLANS. The adoption and maintenance of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for TEPPCO or any Affiliate or preclude TEPPCO from establishing any other forms of incentive or other compensation for employees of TEPPCO or any Affiliate.



                                     VIII-1

         8.7 RIGHTS OF COMPANY AND AFFILIATES. The existence of Long Term Incentive Units shall not affect in any way the right or power of TEPPCO or an Affiliate to (a) make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in TEPPCO's or an Affiliate's structure or business, (b) approve and consummate any merger or consolidation of TEPPCO or an Affiliate with or into any entity, (c) issue any bonds, debentures or Company or Affiliate interests of any nature whatsoever to any person, (d) approve and consummate the dissolution or liquidation of TEPPCO or an Affiliate or any sale or transfer of all or any part of TEPPCO's or an Affiliate's assets or business or (e) approve and consummate any other act or proceeding whether of a similar character or otherwise.

         8.8 NONALIENATION OF BENEFITS. No benefit provided under the Plan shall be transferable by the Grantee except pursuant to a state domestic relations order. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan shall be void. No right or benefit under the Plan shall, in any manner, be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to the right or benefit. If any Grantee becomes bankrupt or attempts to anticipate, alienate, assign, pledge, sell, encumber or charge any right or benefit under the Plan then the right or benefit shall, in the discretion of the Committee, cease. In that event, TEPPCO and/or one or more Affiliates may hold or apply the right or benefit or any part of the right or benefit for the benefit of the Grantee, his or her spouse, children or other dependents or any of them in the manner and in the proportion that the Committee shall deem proper, in its sole discretion, but is not required to do so. The restrictions in this Section 8.8 shall not apply to state domestic relations orders.

         8.9 NO RIGHTS AS AN OWNER. No Grantee shall have any rights as a Unit owner as a result of his Award. No Award will permit any Grantee to exercise any managerial rights or powers with respect to TEPPCO, the Partnership or any Affiliate.

         8.10 GOVERNING LAW. The validity, interpretation, construction and enforceability of the Plan shall be governed by the laws of the State of Texas.



                                     VIII-2

         IN WITNESS WHEREOF, TEPPCO has caused this Agreement to be executed by its authorized officer on this 8th day of November, 2000, effective as of January 1, 2000.

                                       TEXAS EASTERN PRODUCTS PIPELINE
                                       COMPANY, LLC


                                       By: /s/ WILLIAM L. THACKER
                                          --------------------------------------
                                       Title:  President and Chief Executive
                                               Officer